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                                                                   EXHIBIT 10.10

                      SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment"), made effective as of the 31 day of January, 2005 (the "Second Amendment Effective Date"), by and between BRADFORD RESOURCES, LTD., a Pennsylvania limited partnership (the "Borrower") and CITIZENS BANK OF PENNSYLVANIA, a Pennsylvania state chartered bank (the "Lender").

                                   BACKGROUND

         A. The Borrower and the Lender are parties to that certain Credit Agreement dated as of June 3, 2004, as amended by that certain First Amendment to Credit Agreement dated November 30, 2004 (as now and as hereafter amended, from time to time, the "Credit Agreement") pursuant to which the Lender has made a standby term loan facility available to the Borrower in a maximum principal amount of $12,000,000

         B. The Borrower has requested the Lender to further amend the Credit Agreement to increase the standby term loan facility to a maximum principal amount of $21,500,000 and to make certain other changes to the Credit Agreement, and the Lender is willing to do so upon the terms and conditions set forth in this Second Amendment.

         NOW, THEREFORE, the parties hereto, intending to be legally bound, covenant and agree as follows:

SECTION 1. USE OF TERMS; RECITALS

         1.1 Capitalized terms used herein (including the Background above) shall have the same meaning ascribed thereto in the Credit Agreement as amended hereby unless otherwise specified herein.

         1.2 The Borrower acknowledges that the recitals set forth above in the Background above are true and correct and are incorporated herein by reference.

SECTION 2. AMENDMENTS TO THE CREDIT AGREEMENT

         2.1 The following definitions as set forth in Schedule One of the Credit Agreement are amended and restated in their entirety to read on and after the Second Amendment Effective Date as follows:

                  "Standby Term Loan Commitment" means Twenty One Million Five Hundred Thousand Dollars ($21,500,000.00).

                  "Standby Term Loan Maturity Date" means January 1, 2011.

                  "Standby Term Loan Note" means the Second Amended and Restated Standby Term Loan Note dated January __, 2005 in the original principal amount of Twenty One Million Five Hundred Thousand Dollars ($21,500,000.00) issued by the Borrower to the Lender, in form and substance satisfactory to the Lender, together with any and all amendments, restatements, extensions, renewals, refinancings, or refundings in whole or in part thereof, such note being an amendment and restatement, AND NOT A NOVATION OR SATISFACTION, of that certain Amended and Restated Standby Term Loan Note dated November 30, 2004 in the principal amount of Twelve Million Dollars ($12,000,000) issued by the Borrower to the Lender.

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         2.2 The following definitions are added to Schedule One of the Credit
Agreement in the appropriate alphabetical order:

                  "Second Amendment to Credit Agreement" shall mean the Second Amendment to Credit Agreement made effective as of January___________, 2005 by and between the Borrower and the Lender.

                  "Standby Term Loan Portion No. 1" shall have the meaning given to such term in Section 2.01(i).

                  "Standby Term Loan Portion No. 1 Maturity Date" shall mean January 1, 2010.

                  "Standby Term Loan Portion No. 2" shall have the meaning given to such term in Section 2.01(ii).

                  "Standby Term Loan Portion No. 2 Maturity Date" shall mean January 1, 2011.

         2.3 Section 2.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  SECTION 2.01 THE STANDBY TERM LOAN. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Borrower contained in Article V, the Lender agrees to make a standby term loan available to the Borrower on the Closing Date (the "Standby Term Loan") in the aggregate principal amount not to exceed the Standby Term Loan Commitment. The Standby Term Loan is a term loan that is non-revolving and the Borrower shall not have the right to borrow, repay and reborrow under the Standby Term Loan. Advances of the Standby Term Loan (each an "Advance") will be made available to the Borrower in two portions as follows:

                           (i) The first portion of the Standby Term Loan to be
                  made available to the Borrower shall be in an amount up to $12,000,000 (the "Standby Term Loan Portion No. 1") and shall be advanced during the period commencing on the Closing Date and ending on the earlier to occur of (A) the Borrower's draw of the entire amount of the Standby Term Loan Portion No. 1, or (ii) December 31, 2004. The Standby Term Loan Portion No. 1 is non-revolving and the Borrower shall not have the right to borrow, repay and reborrow any portion of the Standby Term Loan Portion No. 1; and

                           (ii) The second portion of the Standby Term Loan to
                  be made available to the Borrower shall be in an amount up to $9,500,000 (the "Standby Term Loan Portion No. 2") and shall be advanced during the period commencing on the effective date of the Second Amendment to Credit Agreement and ending on the earlier to occur of (A) the Borrower's draw of the entire amount of the Standby Term Loan Portion No. 2, or (ii) January 1, 2006. The Standby Term Loan Portion No. 2 is non-revolving and the Borrower shall not have the right to borrow, repay and reborrow any portion of the Standby Term Loan Portion No. 2.

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         2.4 Section 2.04 of the Credit Agreement is hereby amended and restated
in its entirety to read on and after the Second Amendment Effective Date as follows:

                  SECTION 2.04 REPAYMENT OF THE STANDBY TERM LOAN. (a) STANDBY TERM LOAN PORTION NO. 1. Interest only on the Standby Term Loan Portion No. 1 shall be payable from the Closing Date up to but not including January 1, 2005. Subject to adjustment annually by the Lender in writing to the Borrower to take into account Hedging Contracts in effect from time to time, commencing on January 1, 2005 and continuing on the first day of each consecutive month thereafter through and including December 1, 2009, the Borrower shall pay to the Lender equal and consecutive monthly installments of principal in an amount equal to 1/84th of the outstanding principal balance of the Standby Term Loan Portion No. 1 on January 1, 2005, and a final principal payment due and payable on Standby Term Loan Portion No. 1 Maturity Date in an amount equal to the then outstanding principal balance of the Standby Term Loan Portion No. 1; provided, during the period(s) that the Standby Term Loan Portion No. 1 is classified as a LIBOR Rate Tranche, (i) the Standby Term Loan Portion No. 1 shall mature and become payable in full on the last day of each Interest Period, and (ii) subject to the provisions of Section 2.05(b) regarding continuation and conversion of outstanding Tranches, upon such maturity, the Standby Term Loan Portion No. 1 shall automatically be continued as a LIBOR Rate Tranche with an equal Interest Period in an amount equal to the expiring LIBOR Rate Tranche LESS the principal repayments made to the Lender during such the Interest Period applicable to the expiring LIBOR Rate Tranche, provided, however, that no portion of the outstanding principal amount of a LIBOR Rate Tranche may be continued as a LIBOR Rate Tranche when any Event of Default has occurred and is continuing. If any Event of Default has occurred and is continuing (if the Lender does not otherwise elect to exercise any right to accelerate the Standby Term Loan it is granted under this Agreement), the maturing LIBOR Rate Tranche shall automatically be continued as a Prime Rate Tranche. Notwithstanding the foregoing, the outstanding principal balance of the Standby Term Loan Portion No. 1 shall be due and payable in full on the Standby Term Loan Portion No. 1 Maturity Date.

                           (b) STANDBY TERM LOAN PORTION NO. 2. Interest only on the Standby Term Loan Portion No. 2 shall be payable from the effective date of the Second Amendment to Credit Agreement up to but not including January 1, 2006. Subject to adjustment annually by the Lender in writing to the Borrower to take into account Hedging Contracts in effect from time to time, commencing on January 1, 2006 and continuing on the first day of each consecutive month thereafter through and including December 1, 2010, the Borrower shall pay to the Lender equal and consecutive monthly installments of principal in an amount equal to 1/84th of the outstanding principal balance of the Standby Term Loan Portion No. 2 on January 1, 2011, and a final principal payment due and payable on Standby Term Loan Portion No. 2 Maturity Date in an amount equal to the then outstanding principal balance of the Standby Term Loan Portion No. 2; provided, during the period(s) that the Standby Term Loan Portion No. 2 is classified as a LIBOR Rate Tranche, (i) the Standby Term Loan Portion No. 2 shall mature and become payable in full on the last day of each Interest Period, and (ii) subject to the provisions of Section 2.05(b) regarding continuation and conversion of outstanding Tranches, upon such maturity, the Standby Term Loan Portion No. 2 shall automatically be continued as a LIBOR Rate Tranche with an equal Interest Period in an amount equal to the expiring LIBOR Rate Tranche LESS the principal repayments made to the Lender during such the Interest Period applicable to the expiring LIBOR Rate Tranche, provided, however, that no portion of the outstanding principal amount of a LIBOR Rate Tranche

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         may be continued as a LIBOR Rate Tranche when any Event of Default has occurred and is continuing. If any Event of Default has occurred and is continuing (if the Lender does not otherwise elect to exercise any right to accelerate the Standby Term Loan it is granted under this Agreement), the maturing LIBOR Rate Tranche shall automatically be continued as a Prime Rate Tranche. Notwithstanding the foregoing, the outstanding principal balance of the Standby Term Loan Portion No. 2 shall be due and payable in full on the Standby Term Loan Portion No. 2 Maturity Date.

         2.5 The meaning ascribed to "Loan Documents" in the Credit Agreement is hereby amended to the extent necessary to expressly incorporate in such meaning this Second Amendment.

SECTION 3. SECOND AMENDED AND RESTATED STANDBY TERM LOAN NOTE.

         3.1 From and after the Second Amendment Effective Date, the Standby Term Loan shall be evidenced by a Second Amended and Restated Standby Term Loan
Note in the principal amount of Twenty One Million Five Hundred Dollars ($21,500,000) (the "Second Amended Note"), in form and substance satisfactory to the Lender, appropriately completed and duly executed by the Borrower. Upon the Lender's receipt of the appropriately completed and duly executed Second Amended Note, the previously outstanding Amended and Restated Standby Term Loan Note dated November __, 2004 issued by the Borrower to the Lender in the principal amount of Twelve Million Dollars ($12,000,000) (the "Prior Note") shall be marked amended and restated and replaced by the Second Amended Note. The Second Amended Note is intended as an amendment and restatement, AND NOT A NOVATION OR SATISFACTION, of the Prior Note, and all outstanding principal and unpaid interest and other charges, if any, accrued and owing on the Prior Note shall be outstanding under the Second Amended Note, and all outstanding principal and unpaid interest and other charges, if any, accrued and owing on the Prior Note shall be outstanding under the Second Amended Note, without discharging any security granted by the Borrower under the Credit Agreement, the Collateral Documents or otherwise.

SECTION 4. REPRESENTATIONS, WARRANTIES AND COVENANTS

         4.1 The Borrower hereby ratifies, confirms and reaffirms, without condition, all the terms and conditions of the Credit Agreement and the other Loan Documents to which it is a party and agrees that it continues to be bound by the terms and conditions thereof as amended by this Second Amendment. Except as specifically amended by this Second Amendment, the Credit Agreement shall remain in full force and effect in accordance with its terms. This Second Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction of the Borrower's indebtedness and obligations under the Credit Agreement, and the Credit Agreement as herein modified shall continue in full force and effect.

         4.2 The Borrower hereby ratifies, confirms, reaffirms and restates the grant and conveyance of all liens and security interests granted by the Borrower to the Lender in the Collateral pursuant to the Security Agreement, the Assignment of Equipment Leases and all other Collateral Documents, and such liens and security interests shall continue to secure the Obligations, including, without limitation, all Advances of the Standby Term Loan as increased pursuant to the terms of this Second Amendment.

         4.3 The Borrower represents and warrants to the Lender that:

                  (i) this Second Amendment, the Second Amended Note and each of the other Loan Documents executed and delivered in connection herewith (collectively, the "Second Amendment Documents") have been duly executed and delivered by the

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         Borrower and constitute the legal, valid and binding obligations of the
         Borrower enforceable in accordance with their terms;

                  (ii) the representations and warranties set forth within
         Article V of the Credit Agreement continue to be true and correct in all material respects as of the Second Amendment Effective Date except to the extent that (A) such representations and warranties expressly relate to an earlier date, or (B) such representations and warranties have changed, and such changes have been consented to in writing by the Lender and are reflected on revised schedules to the Credit Agreement attached to this Second Amendment;

                  (iii) no Event of Default or Potential Default shall have occurred and be continuing on the Second Amendment Effective Date; and

                  (iv) no Material Adverse Effect has occurred since the Closing Date, and no event or events shall have occurred and be continuing on the Second Amendment Effective Date which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

SECTION 5. CONDITIONS PRECEDENT

         5.1 The amendments set forth in this Second Amendment shall become effective as of the Second Amendment Effective Date provided each of the following conditions has been satisfied or effectively waived by the Lender:

                  (a) The representations and warranties set forth in Section 4 of this Second Amendment shall be true and correct as of the Second Amendment Effective Date.

                  (b) Contemporaneously with or prior to the execution hereof, the Borrower shall deliver, or cause to be delivered, to the Lender:

                           (1) The Second Amended Note duly executed by the
                  Borrower;

                           (2) A certificate of the secretary or assistant
                  secretary of the Borrower dated the Second Amendment Effective Date and certifying as to (i) true copies of its Articles of Incorporation and Bylaws, and all amendments thereto, as in effect on the Second Amendment Effective Date, (ii) true copies of all action taken by its Board of Directors in authorizing the execution, delivery and performance of this Second Amendment, the Second Amended Note, and the other Second Amendment Documents, and (iii) the names and true signatures of its officers authorized to execute and deliver this Second Amendment, the Second Amended Note and the other Second Amendment Documents;

                           (3) A copy of the equipment leases and or supplements
                  relating to the equipment to be purchased by the Borrower with the proceeds of the Portion No. 2 of the Standby Term Loan and leased to and Superior Well Services, Ltd.; and

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                           (4) Such other documents required by the Lender and
                  its counsel in connection with the transactions contemplated by this Second Amendment.

                  (c) All legal details and proceedings in connection with the transactions contemplated by this Second Amendment shall be satisfactory to counsel for the Lender, and the Lender shall have received all such originals or copies of such documents as the Lender may request.

SECTION 6. JOINDER

         6.1 Each of the Guarantors joins herein (i) to consent to the execution of this Second Amendment by the Borrower, and (ii) to ratify, confirm and reaffirm, without condition, all of the terms and conditions of the Guaranty Agreement to which it is a party. Each Guarantor specifically confirms that (x) it continues to be bound by the terms and conditions of the Guaranty Agreement to which it is a party and its liability thereunder continues in full force and effect, and (y) the term "Guaranteed Obligations" as used in its Guaranty Agreement encompasses within the meaning thereof the obligations and indebtedness of the Borrower to the Lender arising or incurred under the Credit Agreement, as amended by this Second Amendment, and the Amended Note, including, without limitation, all Advances of the Standby Term Loan as increased pursuant to the terms of this Second Amendment. EACH GUARANTOR FURTHER REAFFIRMS AND HEREBY RESTATES THE PROVISIONS OF THE GUARANTY AGREEMENT TO WHICH IT IS A PARTY GRANTING THE LENDER THE POWER TO CONFESS JUDGMENT AGAINST SUCH GUARANTOR UPON THE OCCURRENCE OF CERTAIN EVENTS.

         6.2 The Guarantors acknowledge and agree that (i) notwithstanding the conditions to effectiveness set forth in this Second Amendment, the Guarantors are not required by the terms of the Credit Agreement or any of the other Loan Documents to consent to the amendments to the Credit Agreement effected pursuant to this Second Amendment, and (ii) nothing in the Credit Agreement, this Second Amendment or any of the other Loan Documents shall be deemed to require the consent of the Guarantors to any future amendments to the Credit Agreement.

SECTION 7. MISCELLANEOUS

         7.1 This Second Amendment shall be construed in accordance with, and governed by the internal laws of the Commonwealth of Pennsylvania without giving effect to its conflict of laws principles.

         7.2 All notices, communications, agreements, certificates, documents or other instruments executed and delivered after the execution and delivery of this Second Amendment may refer to the Credit Agreement and the other Loan Documents without making specific reference to this Second Amendment, but nevertheless all such references shall be deemed a reference to the Credit Agreement and the other Loan Documents as respectively amended by this Second Amendment unless the context requires otherwise. All references to the Credit Agreement and the other Loan Documents in any document, instrument or agreement executed in connection with the Credit Agreement and the other Loan Documents shall be deemed to refer to the Credit Agreement and the other Loan Documents as respectively amended by this Second Amendment unless the context requires otherwise.

         7.3 This Second Amendment shall inure to the benefit of, and shall be binding upon, the respective successors and assigns of the Borrower and the Lender. The Borrower may not assign any of its rights or obligations hereunder without the prior written consent of the Lender.

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         7.4 This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. Delivery by telecopier of an executed counterpart of a signature page to this Second Amendment or any notice, communication, agreement, certificate, document or other instrument in connection with the Credit Agreement and the other Loan Documents shall be effective as delivery of an executed original counterpart thereof.

         7.5 The provisions contained in Section 10.09 of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety, except with reference to this Second Amendment rather than the Credit Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused their duly authorized officers to execute and deliver this Second Amendment to Credit Agreement the day and year first above written.


ATTEST:                            BRADFORD RESOURCES, LTD., A
                                   PENNSYLVANIA LIMITED PARTNERSHIP

                                   BY:  EASTERN MATERIALS CORPORATION, ITS
                                        SOLE GENERAL PARTNER


By: /s/ MARK A. SNYDER                  By: /s/ DAVID E. SNYDER (SEAL)
   ---------------------------             -----------------------------
Name:                                   Name:
Title:   [Assistant] Secretary          Title:


                                   CITIZENS BANK OF PENNSYLVANIA


                                   By: /s/ JAMES NICKEL
                                      --------------------------
                                   Name:
                                   Title:


             [GUARANTORS' ACCEPTANCE OF AMENDMENT ON FOLLOWING PAGE]

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         Accepted and agreed to by the undersigned Guarantors as of this ____
day of January, 2005.

WITNESS:                            SUPERIOR WELL SERVICES, LTD., a
                                    Pennsylvania limited partnership

                                    By:  BUFFALO VALLEY REAL ESTATE COMPANY,
                                         a Pennsylvania corporation, its sole
                                         general partner


By: /s/ MARK. A SNYDER  (Seal)      By: /s/ ELMER A. SNYDER             (Seal)
   ---------------------------         ---------------------------------------
Name:                               Name:
Title: Secretary                    Title:


                                    ARMSTRONG CEMENT & SUPPLY
                                    CORPORATION


By: /s/ MARK A. SNYDER  (Seal)      By: /s/ CHARLES H. SNYDER, JR.      (Seal)
   ---------------------------           ---------------------------------------
Name:                               Name:
Title: Secretary                    Title:


                                    GLACIAL SAND & GRAVEL COMPANY


By: /s/ DENNIS C. SNYDER(Seal)        By: /s/ MARK A. SNYDER              (Seal)
   ---------------------------           ---------------------------------------
Name:                               Name:
Title: Secretary                    Title:


                                    ALLEGHENY MINERAL CORPORATION


By: /S/ MARK A. SNYDER  (Seal)      By: /s/ DENNIS C. SNYDER            (Seal)
   ---------------------------           ---------------------------------------
Name:                               Name:
Title: Secretary                    Title: